SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 19, 1998

                                   FCNB CORP
             (Exact name of registrant as specified in its charter)


              MARYLAND                                     52-1479635
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

   7200 FCNB COURT, FREDERICK, MARYLAND                      21703
 (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (301) 662-2191


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Item 5. Other Events.

          On October 19, 1998 FCNB Corp (the "Company") announced that it has terminated its stock repurchase program that was implemented on March 28, 1996. The Company had repurchased 132,500 shares under this plan.


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                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FCNB CORP

                                               By: /s/ A. Patrick Linton
                                                   -----------------------------
                                                   A. Patrick Linton, President

Dated: October 19, 1998